GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares and Service Shares (as applicable) of
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
and
Goldman Sachs Emerging Markets Equity Fund

Supplement dated April 23, 2010 to the
Prospectus dated February 26, 2010

Effective May 3, 2010, the benchmark for the Goldman Sachs BRIC Fund (the “BRIC Fund”) will be the MSCI BRIC (Net, Unhedged, USD) Index, and the benchmark for the Goldman Sachs Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) will be the MSCI Emerging Markets (Net, Unhedged, USD) Index.

As a result, the following row and accompanying footnote will be added to the bottom of the “Average Annual Return” chart in the “Performance” section of the BRIC Fund’s Prospectus:

	1 Year	Since Inception

MSCI BRIC (Net, Unhedged, USD) Index (reflects no deduction for fees or expenses)*	93.12%	14.68%

*	Effective May 3, 2010, the Fund changed its benchmark from the MSCI BRIC 5-25 Investable Markets Index (net) Index to the MSCI BRIC (Net, Unhedged, USD) Index. In the Investment Adviser’s opinion, the MSCI BRIC (Net, Unhedged, USD) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it more accurately represents the investable universe.

The following row and accompanying footnote will be added to the bottom of the “Average Annual Return” chart in the “Performance” section of the Emerging Markets Equity Fund’s Prospectus:

	1 Year	5 Years	10 Years	Since Inception

MSCI Emerging Markets (Net, Unhedged, USD) Index (reflects no deduction for fees or expenses)*	78.51%	15.45%	8.76%	8.84%

*	Effective May 3, 2010, the Fund changed its benchmark from the MSCI Emerging Markets IMI Index (net) to the MSCI Emerging Markets (Net, Unhedged, USD) Index. In the Investment Adviser’s opinion, the MSCI Emerging Markets (Net, Unhedged, USD) Index is a more appropriate benchmark against which to measure the performance of the Fund, because it more accurately represents the investable universe.

The following will replace in its entirety the 8th paragraph of the “Investment Management Approach — Principal Investment Strategies — BRIC Fund” section of the Prospectus:

The Fund’s benchmark is the MSCI BRIC (Net, Unhedged, USD) Index. The MSCI BRIC Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI BRIC Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses.

The following will replace in its entirety the 6th paragraph of the “Investment Management Approach — Principal Investment Strategies — Emerging Markets Equity Fund” section of the Prospectus:

The Fund’s benchmark is the MSCI Emerging Markets (Net, Unhedged, USD) Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses.

This supplement should be retained with your Prospectus
for future reference.

EMEBMRKSTK 4-10